SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K

                             Current Report


                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



   Date of Report (date of earliest event reported):  October 3, 1996



                        SMT Health Services Inc.
         (Exact name of registrant as specified in its charter)


            Delaware                   0-19897               25-1672183
    (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)            File Number)     Identification Number)



      10521 Perry Highway, Wexford, Pennsylvania         15090
       (Address of principal executive offices)        (ZIP Code)


      Registrant's telephone number, including area code:  412-933-3300




Item 5. Other Information

        Incorporated by reference herein is the Registrant's Press Release dated October 3, 1996, a copy of which is filed as Exhibit 99.01 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

           Exhibit No.                                          Reference
             99.01     Press Release dated October 3, 1996      Filed herewith







SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SMT HEALTH SERVICES INC.
                                    (Registrant)

                                              /s/ DAVID A. ZYNN
Date:  October 4, 1996              By:  _______________________________
                                           David A. Zynn
                                         Chief Financial Officer, Treasurer
                                         and Principal Accounting Officer






                            EXHIBIT INDEX


Exhibit No.                                              Reference

 99.01     Press Release dated October 3, 1996           Filed herewith.





99.01


Contact:  David Zynn, CFO
          SMT Health Services Inc.
          (412) 933-3300
          http://www.smthealth.com



                SMT HEALTH SERVICES ANNOUNCES PRELIMINARY
                          THIRD QUARTER RESULTS


Pittsburgh, PA, October 3, 1996 -- SMT Health Services Inc. (NASDAQ/NMS: SHED, SHEDW) today announced preliminary quarterly results for the third quarter ended September 30, 1996. The Company stated that it anticipates that net income for the 1996 third quarter will approximate $.19 to $.21 per share which exceed analyst estimates of approximately $.16 per share and the $.14 per share reported for the third quarter of 1995.

The Company anticipates that net income from operations will approximate $.17 to $.19, including an after-tax adjustment of approximately $200,000 related to a sales tax refund. The Company also anticipates recording a deferred tax adjustment which will reduce its income tax provision approximately $200,000, or $.02 per share, during the third quarter of 1996.

The Company anticipates that its net income for the nine months ended September 30, 1996 will approximate $.48 to $.50 per share as compared to net income per share of $.36 for the nine months ended September 30, 1995.

The Company further announced that it continues a positive cashflow and maintained a cash balance of approximately $5.0 million as of September 30, 1996 as compared to $3.8 million and $3.9 million reported as of June 30, 1996 and December 31, 1995, respectively. Cash outflows during the nine months ended September 30, 1996 included approximately $600,000 for the acquisition of a mobile provider in March, approximately $2.0 million used to acquire new MRI units and other equipment and approximately $3.6 million of principal payments under loan agreements and capital leases. In addition to the approximate $5.4 million of cash generated from operations, SMT also received approximately $1.9 million as a result of the exercise of stock options and warrants during the second and third quarter.

The statements contained in this press release are forward-looking statements that are subject to risks and uncertainties which could cause actual results to differ materially from those set forth herein, including material adjustments from final review by management and the Company's independent auditors. The Company anticipates announcing its actual results for the third quarter of 1996 on or about October 22, 1996.

SMT Health Services Inc., through its fleet of seventeen mobile units, provides diagnostic imaging services to healthcare providers in Pennsylvania, West Virginia, North Carolina, Ohio, Virginia, Kentucky and South Carolina.


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